Keybanc Consumer Conference February 28, 2013 1 Generating Value on the Road to Destination XL ® Exhibit 99.2

Certain information contained in this presentation, including, but not limited to, cash flows, operating margins, store counts, earnings expectations for fiscal 2012 and estimates through fiscal 2016, constitute forward-looking statements under the federal securities laws. The discussion of forward-looking information requires management of the Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the
Company's retail stores sales and direct-to-consumer business, the failure to achieve improvement in the Company's competitive position, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand,  trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the Company's distribution facility, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies.
These, and other risks and uncertainties, are detailed in the Company's Annual Report on Form
10-K filed with the Securities and Exchange Commission for the fiscal year ended January 28,
2012 filed on March 16, 2012 and other Company filings with the Securities and Exchange
Commission. Destination XL Group, Inc. assumes no duty to update or revise its forward-
looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Safe Harbor

Who is Destination XL Group, Inc.?

Largest multi-channel specialty
retailer in niche men’s big and
tall (B&T) market
Offering unique blend
of wardrobe solutions
Private label & leading
apparel name brands

DXLG by the Numbers 4 Active customers Enrolled in loyalty program Highest rated retailer in 2011 CSI Customer Survey Retail Direct Retail Stores Customer Satisfaction 80% 20% 1.5M 412 90% 85% 6

Who is Our Customer?

Males with a waist size 42” and
greater (35M men in US).
Determined by physical
characteristic, not demographic.
Not dependent on age, income,
race or nationality
Seeking greater selection in size.
Values convenience, selection
and fit over price.

6 Our Current Casual Male XL Stores

7 What Our Customer Wants Large changing rooms More brand selections Suggested wardrobe solutions Wide aisles One-stop shopping Bright atmosphere On-site tailoring

Opened 4 DXL
concept stores
Opened 32
DXL stores
Opened 12
DXL stores
Opportunity for accelerated growth and profitability
Expect to Open
~60 DXL stores
2010
2012
2011 2013
Responding with Destination XL ®

9

10

11

12

13

14 Large Selection of Name Brands

Average
Store size 3,400 sq. ft. 8,400 sq. ft.
Sales per sq. ft. $166
$147 ($230 by 2016)
Build out costs $50 $70
Occupancy costs $30 $30
Dollars per
transaction
$97 $137
Style choices 600 2,000
Private label brands 10 15
Name brands 8 30
Casual Male XL vs. Destination XL ®

9451 Schaumburg, IL
9183 Niles, IL
11.4 miles
9512 Bloomingdale, IL
11.2 miles
Market Consolidation to DXL
Chicago Metro
Chicago Metro
DXL
Schaumburg, IL
0.9 miles

Customers are willing to drive up to 20 miles

DXL Comps Reflect Growth Opportunity
*Total DXLG Comparables consist of all stores,
including DXL stores and direct channel
14.5%
9
.0%
12.8
%
16.3%
17.1%
13.8%
15.0%
15.8%
0.7%
0.8%
2.1% 2.0%
2.0%
1.5%
0.5%
1.5%
0.0%
5.0%
10.0%
15.0%
20.0%
Q3 2011 Q4 2011 FY 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 FY 2012
DXL Comparables
Total DXLG Comparables*

Compelling DXL Returns
Expect greater store productivity
and profitability
Better leveraging of expenses --
occupancy, labor productivity and
local/district management
Projecting higher 4-wall profits than
combined profits of individual stores
Targeting between 25%-30% store
operating margin
Potential to capture additional
market share
Attract new customers
Better cross-selling environment to
capture greater share of apparel
wallet from existing customers
Opportunity to improve
operating margins
Expect to increase margins
significantly after the transition to
DXL is complete

Accelerated DXL Openings
Accelerated rollout based on
success of DXL stores in 2011
0
50
100
150
200
250
300
350
400
450
500
2010 2011 2012 2013 2014 2015
2015 Store Count Target
Destination XL ®
Casual Male XL
Outlet
Rochester Clothing
215-230
~65
3
Total Stores: (460) (450) (412) (348-358) (308-318) (283-298)

DXL Sales Increase as % of Total Revenue
* DXL sales include direct sales via the DestinationXL.com website.
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2010 2011 2012 2013 2014 2015 2016
1%
4%
30%
49%
79%
84%
89%

21 2012 Opened 32 DXL stores / Closed 70 stores Operating margins were approximately 4.2% CapEx was $36M Accelerated Rollout of DXL

2013
Open 57-64 DXL stores / Close 110-119 stores
Sales of $415 - $420M
Expected borrowing level of $10 - $15M at year end
Commence new marketing strategy with incremental $10M spend
Lease exit and asset impairment charges in the range
of $3-$4M
*
Operating margins of ~
breakeven to 0.5%
CapEx expected to peak at $45M
Accelerated Rollout of DXL
* Net of subleases
2014
Open 60
DXL stores / Close 99
stores
Annual sales growth of ~ 10% - 15%
Expected borrowing level of $10 - $15M
at year end
Lease exit and asset impairment
charges in the range of $3-$4M
*
Operating margins of ~4%
CapEx expected to
be $40M

2015
Complete rollout with
215 - 230
opened DXL stores and
Closure of remaining
63
Casual Male XL anchor stores
Annual sales growth of
~10% – 15%
Operating margins gain traction and increase to
~8%
(from 4.2% in ‘11)
Expected ending cash balance of
$5 - $10M
CapEx expected to be approximately
$38M
Lease exit and asset impairment charges in the range
of
$2-$3M
*
Accelerated Rollout of DXL
* Net of subleases

24 2016 Full benefit of DXL concept drives revenue >$600M Open average of 10 DXL stores per year Operating margins >10% Generating free cash flow in the range of $60 - $70M Accelerated Rollout of DXL

Increased Awareness = Opportunity
DXL Customer Purchase Funnel*
Addressable Population
Aware of DXL
Visiting DXL
Purchasing
from DXL
Repeat
DXL’s addressable market is primarily men with over 40” waist
Awareness of DXL is low across its markets,  directly impacting ability to attract new customers
Of those aware of DXL, only 8% are visiting the store
73% of those that visit the store make a purchase
89% of those that make a purchase
intend to return
8%
73%
89%
*Based on consumers’ stated responses per L.E.K’s survey within DXL markets
Source: L.E.K analysis
17%

Grow direct business with new website
Paradigm shift in marketing improves awareness
Target “end-of-rack” customers
Capture greater wallet share with DXL concept
Opportunity to Grow Market Share
Addressable Market = 40M Customers
1.5M Currently Active Customers
Goal = Grow Customers by 40% Over 3 Years
Attract a broader customer audience with one-stop-shop

Destination XL
®
Marketing Campaign
Launched test campaign  in 5 markets:
Memphis, Minneapolis, Denver, Atlanta and Oklahoma City
Increased awareness by 100%
in new markets & 38% in
established markets
“End-of-rack” customer
base grew by 38%
Built Stronger Brand
to Attract and Serve
Customers
Results Demonstrate
Ability to Grow
Market Share

Established Effective Marketing Mix
6-Week Test Demonstrated TV, Radio and Digital is
Most Effective Marketing Combination
15% sales
24% traffic
64% new customer purchases
84% web traffic
7% web sales
38% market awareness
Established Market
Memphis DXL Opened in 2010

29 DXL Test TV Commercial Marketing to Customers in “No Man’s Land”

• Increase marketing spend as percent of sales from 4.5% to 6.5%
• Launch strong national marketing campaign in spring 2013
Proposed 2013 Marketing Spend
$M
Total 50% Increase YOY
to Drive DXL Awareness
30
0
10
20
DXL Media Direct Digital Visual Loyalty Other
2012 2013

Q4 2012 Preliminary Results
•
Comparable sales increased ~0.5% and total sales were ~$114.9M
•
Full year comparable sales increased ~1.5% and total sales
were ~$399.6M
•
Q4 comparable sales for DXL were up ~15%, while comparable
sales for Casual Male XL stores decreased ~2.3%
•
DXL stores represented ~18% of retail sales
•
Direct e-commerce sales increased ~13.0%
•
Income from continuing operations expected to be
~$0.08 per diluted share

Why Invest in DXLG?
Accelerated conversion to
DXL concept creates
compelling investment
opportunity
Leader in large and growing
B&T market
Three-year $150M investment
in DXL rollout to be
funded primarily by free cash
flow, including use of $47
million in tax benefits
Strong gross margins; Ability
to greatly improve operating
margins
Strong balance sheet
with borrowing capacity
Significant market share/sales
growth opportunity

For additional information: Jeffrey Unger Destination XL Group, Inc. V. P. Investor Relations 561-482-9715 Office 561-543-9806 Cell jeffunger@usa.net www.destinationxl.com 33